INCORPORATED UNDER THE LAWS OF

NEVADA

No. Shares



# FULLCIRCLE REGISTRY, INC.

SEE RESTRICTIVE LEGENDS ON BACK OF CERTIFICATE

THIS CERTIFIES THAT ______________________ is the owner of

______________ Shares of CLASS B PREFERRED STOCK each of the Capital Stock of

FullCircle Registry, Inc.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

**In Witness Whereof**, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation this ________ day of ______________ A.D. ________

President

Secretary

SHARES EACH

SPECIMEN COPY